UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period:	May 1, 2016 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Capital Spectrum Fund

Semiannual report
10 | 31 | 16

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PVSAX

Putnam
Capital Spectrum
Fund

Semiannual report
10 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	19

Consider these risks before investing: The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or sector and, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it may concentrate its investments in a limited number of issuers and currently focuses its investments in particular sectors. Because the fund currently invests significantly in the communications services and health-care sectors, the fund may perform poorly as a result of adverse developments affecting those companies or sectors. The fund may focus its investments in other sectors in the future, in which case it would be exposed to risks relating to those sectors. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. The fund’s investments in leveraged companies and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, and the fund’s use of short selling can increase the risks of investing in the fund. The risks associated with bond investments include interest-rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

December 8, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/16. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

2 Capital Spectrum Fund

David has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

David, how was the investing environment during the six-month reporting period ended October 31, 2016?

Conditions during the period, which began in May 2016, were generally positive, and the U.S. stock market delivered a gain overall despite a few bouts of volatility. The most dramatic turbulence hit global stock markets in late June, largely in response to Brexit — the United Kingdom’s referendum vote in favor of leaving the European Union. While polling showed public opinion fairly evenly split prior to the June 23 vote, many investors were shocked by the outcome. Stock prices plummeted in the two days after the vote, followed by a rather dramatic recovery for U.S. stocks and a relatively calm summer for global markets. Stock performance was weaker in the final two months of the period, as uncertainty surrounding the November 8 presidential election and the likelihood of a Federal Reserve rate hike by year-end weighed on investor sentiment.

I would characterize the overall market environment as tepid, with a lack of investor conviction. For the early part of the period, investors continued to hunker down in defensive stocks in areas such as telecommunications,

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Allocations are shown as a percentage of portfolio market value as of 10/31/16. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Capital Spectrum Fund

utilities, and consumer staples. However, after an extended period of outperformance from defensive, high-dividend-paying stocks, investors finally began to favor riskier assets as the period came to a close. Post-Brexit worries calmed rather quickly, and major U.S. equity indexes saw new record highs despite continued lackluster earnings results from corporations.

How did the fund perform in this environment?

For the six-month period, the fund delivered a return of 2.89%, underperforming its benchmark, the Capital Spectrum Blended Index, which returned 6.33%. The fund’s weak relative performance was due to concentrated positions in certain holdings, particularly within the pharmaceutical industry, that underperformed the benchmark. In my view, these share price declines are temporary in nature and do not reflect any fundamental weakness in the businesses.

What were some holdings that detracted from the fund’s performance?

The top detractor for the period was the stock of Jazz Pharmaceuticals, which struggled, in my view, mainly due to pre-election rhetoric that focused on drug pricing. As the U.S. presidential election approached, renewed media attention on escalating costs of prescription drugs created headwinds for the entire pharmaceutical industry. However, we continued to see positive developments for Jazz, particularly with its narcolepsy drug, Xyrem, a key profit driver for the company. Jazz has recently overcome a number of patent challenges for Xyrem, which offered some clarity on the drug’s exclusivity period and provided the company with leverage against generic manufacturers. In addition, Jazz is working to expand its narcolepsy franchise with JZP 110, a treatment currently in development. Top-line data from recent phase III studies of JZP 110 are expected in early 2017.

Fund performance was also dampened by a position in Teva Pharmaceutical Industries, a global developer and marketer of specialty medicines. Teva stock struggled during the period due to increasing uncertainty about the growth potential of its generics business. In addition, the company’s multiple sclerosis drug, Copaxone, is facing patent challenges. The drug, a key driver of revenue for Teva, currently has patent protection that allows for exclusivity through 2020. Challenges to that exclusivity could have a negative impact on Teva’s growth prospects.

Could you discuss some notable contributors to fund performance for the period?

The top-performing fund holding for the period was satellite TV provider DISH Network, and I continue to have conviction in DISH’s long-term prospects. While the subscriber base for DISH’s satellite TV service remains largely stable, the focus among many investors has been on the company’s wireless spectrum assets. I continue to believe that these assets could be extremely valuable to a major cellular phone service provider. DISH has been unable to make public comments regarding spectrum assets due to a “quiet period” required for Federal Communications Commission airwave auctions. My analysis places a value on the company’s wireless assets that I believe is supported by recent public transactions, and we anticipate a resolution to the wireless auction in the coming months.

The fund’s investment in EchoStar, a satellite services company, was also among the top contributors to performance. I believe EchoStar has a strong balance sheet and healthy cash-flow levels, and investors have reacted

Capital Spectrum Fund 5

favorably to the company’s plans to launch four satellites in the coming months, which could provide a boost to subscriber growth.

Another portfolio highlight was the fund’s investment in American Airlines. Through much of the first half of 2016, airline stocks struggled as investors grew concerned about rising competition, fewer passengers, higher fuel prices, and increased labor costs. More recently, we saw a rebound for the industry as investors began to see improved capacity discipline — that is, airlines are effectively monitoring flight and passenger volumes to keep supply in line with demand. Revenue per available seat mile — a key measure of airline profitability — improved during the reporting period. In addition to improved industry trends, I believe American Airlines is poised to benefit from its merger with US Airways. American Airlines became the nation’s largest air carrier after the merger, and the company met an important technology milestone at the close of September when all pilots and planes were transitioned to a single operating system. It is important to note that it may be some time before we see the full anticipated benefits of the merger, such as increased market share, improved profitability, and operating efficiencies.

Can you provide an update on the portfolio’s cash position?

At the close of October, cash levels in the fund were lower than they were at the start of the six-month period. Cash in the portfolio assists the fund in meeting redemptions and can serve as a “dry powder” that enables me to add to positions when price dislocations occur.

The fund has the flexibility to invest in high-yield debt. What is your view of this asset class?

During the reporting period, I continued to generally steer away from high-yield bonds, which performed well in recent months. These

Allocations are shown as a percentage of portfolio market value as of 10/31/16. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6 Capital Spectrum Fund

bonds certainly look less expensive than they have in the past, but I believe the sector will continue to experience volatility. I currently do not have a favorable view of the risk-reward characteristics or recovery prospects for many high-yield bonds. The portfolio had minimal exposure to high-yield debt at the close of the period.

What is your rationale for the fund’s concentrated strategy?

I build large positions in stocks that I consider my best investment ideas. I believe that over-diversification of the portfolio may dilute its long-term performance, especially in today’s market, where I am finding fewer investment opportunities. I take a bottom-up, fundamental approach to stock selection and generally do not make investment decisions based on macroeconomic factors. Instead, I focus on the fundamental strength of individual companies, seeking those that I believe are ripe for significant capital appreciation because they have an internal catalyst that will eventually unlock value.

Thank you, David, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Capital Spectrum Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (5/18/09)
Before sales charge	185.42%	15.11%	73.65%	11.67%	10.68%	3.44%	–4.47%	2.89%

After sales charge	169.00	14.20	63.67	10.35	4.31	1.42	–9.97	–3.03

Class B (5/18/09)
Before CDSC	169.97	14.26	67.29	10.84	8.22	2.67	–5.20	2.50

After CDSC	169.97	14.26	65.29	10.57	5.32	1.74	–9.67	–2.50

Class C (5/18/09)
Before CDSC	169.86	14.25	67.23	10.83	8.20	2.66	–5.21	2.48

After CDSC	169.86	14.25	67.23	10.83	8.20	2.66	–6.11	1.48

Class M (5/18/09)
Before sales charge	174.96	14.54	69.42	11.12	9.04	2.93	–4.94	2.63

After sales charge	165.34	13.99	63.49	10.33	5.22	1.71	–8.27	–0.96

Class R (5/18/09)
Net asset value	180.19	14.83	71.48	11.39	9.85	3.18	–4.72	2.76

Class Y (5/18/09)
Net asset value	190.79	15.40	75.85	11.95	11.54	3.71	–4.22	3.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/16

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Capital Spectrum
Blended Index*	154.72%	13.37%	65.91%	10.66%	22.12%	6.89%	7.52%	6.33%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

8 Capital Spectrum Fund

Fund price and distribution information For the six-month period ended 10/31/16

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/16	$32.22	$34.19	$31.17	$31.10	$31.54	$32.68	$31.88	$32.44

10/31/16	33.15	35.17	31.95	31.87	32.37	33.54	32.76	33.42

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (5/18/09)
Before sales charge	184.64%	15.26%	88.65%	13.53%	12.97%	4.15%	2.32%	5.45%

After sales charge	168.27	14.34	77.80	12.20	6.47	2.11	–3.56	–0.61

Class B (5/18/09)
Before CDSC	169.38	14.40	81.68	12.68	10.45	3.37	1.57	5.04

After CDSC	169.38	14.40	79.68	12.44	7.50	2.44	–3.23	0.04

Class C (5/18/09)
Before CDSC	169.35	14.40	81.72	12.69	10.44	3.37	1.57	5.05

After CDSC	169.35	14.40	81.72	12.69	10.44	3.37	0.61	4.05

Class M (5/18/09)
Before sales charge	174.28	14.68	83.93	12.96	11.28	3.63	1.80	5.18

After sales charge	164.68	14.13	77.50	12.16	7.39	2.40	–1.76	1.50

Class R (5/18/09)
Net asset value	179.51	14.98	86.28	13.25	12.13	3.89	2.09	5.32

Class Y (5/18/09)
Net asset value	189.92	15.55	91.04	13.82	13.81	4.41	2.59	5.58

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Capital Spectrum Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/16*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for
the six-month period ended
10/31/16†	1.04%	1.79%	1.79%	1.54%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes a decrease of 0.19% from annualizing the performance fee adjustment for the six months ended 10/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.32	$9.14	$9.14	$7.87	$6.59	$4.04

Ending value (after expenses)	$1,028.90	$1,025.00	$1,024.80	$1,026.30	$1,027.60	$1,030.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Capital Spectrum Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.30	$9.10	$9.10	$7.83	$6.56	$4.02

Ending value (after expenses)	$1,019.96	$1,016.18	$1,016.18	$1,017.44	$1,018.70	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Capital Spectrum Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

12 Capital Spectrum Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Spectrum Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management

14 Capital Spectrum Fund

arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least August 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile

Capital Spectrum Fund 15

in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam

16 Capital Spectrum Fund

Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2015. Your fund’s class A shares’ net return was negative and trailed the return of its benchmark over the one-year period and was positive and exceeded the return of its benchmark over the three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s underperformance relative to its benchmark over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was largely attributable to the fund’s large holdings in several different companies, including certain telecommunications, technology and pharmaceutical companies, which had disappointing performance.

The Trustees considered that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure

Capital Spectrum Fund 17

that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Capital Spectrum Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Spectrum Fund 19

The fund’s portfolio 10/31/16 (Unaudited)

COMMON STOCKS (85.0%)*	Shares	Value

Aerospace and defense (6.3%)

General Dynamics Corp.	349,000	$52,608,260

Northrop Grumman Corp.	990,378	226,796,562

		279,404,822

Airlines (8.0%)

American Airlines Group, Inc.	6,746,127	273,892,756

United Continental Holdings, Inc. †	1,443,700	81,179,251

		355,072,007

Biotechnology (0.7%)

ARIAD Pharmaceuticals, Inc. † S	3,536,000	30,833,920

		30,833,920

Cable television (24.5%)

DISH Network Corp. Class A †	18,496,245	1,083,140,106

		1,083,140,106

Chemicals (1.3%)

W.R. Grace & Co.	873,732	58,505,095

		58,505,095

Commercial and consumer services (5.7%)

Priceline Group, Inc. (The) †	171,304	252,541,496

		252,541,496

Consumer finance (0.8%)

Ocwen Financial Corp. † S Ω	8,818,200	37,653,714

		37,653,714

Consumer services (0.7%)

Delivery Hero Holding GmbH (acquired 6/12/15, cost $33,218,730)
(Private) (Germany) † ∆∆ F	4,313	29,162,328

FabFurnish GmbH (acquired 8/2/13, cost $351) (Private) (Brazil) † ∆∆ F	528	435

Global Fashion Group SA (acquired 8/2/13, cost $17,399,601) (Private)
(Brazil) † ∆∆ F	410,732	2,903,869

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private)
(Brazil) † ∆∆ F	264	217

New Middle East Other Assets GmbH (acquired 8/2/13, cost $136)
(Private) (Brazil) † ∆∆ F	102	84

		32,066,933

Electronics (3.2%)

Agilent Technologies, Inc.	2,866,869	124,909,482

GenMark Diagnostics, Inc. †	1,420,392	15,155,583

		140,065,065

Industrial (0.9%)

Johnson Controls International PLC	1,004,755	40,511,722

		40,511,722

Investment banking/Brokerage (0.5%)

Altisource Portfolio Solutions SA † S	940,901	24,228,201

		24,228,201

Medical technology (0.2%)

STAAR Surgical Co. †	938,559	7,930,824

		7,930,824

Miscellaneous (0.1%)

Adient PLC (Ireland) †	100,475	4,572,617

		4,572,617

20 Capital Spectrum Fund

COMMON STOCKS (85.0%)* cont.	Shares	Value

Oil and gas (4.0%)

Gulfport Energy Corp. †	3,064,671	$73,889,218

Pioneer Natural Resources Co.	590,500	105,711,310

		179,600,528

Pharmaceuticals (16.5%)

Cardiome Pharma Corp. (Canada) †	1,036,465	2,860,643

Jazz Pharmaceuticals PLC † Ω	5,418,684	593,183,337

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	3,240,300	138,490,422

		734,534,402

Power producers (—%)

Mach Gen, LLC	51,616	103,232

		103,232

Real estate (1.2%)

Altisource Residential Corp. R Ω	5,314,754	53,519,573

		53,519,573

Technology services (0.9%)

Global Eagle Entertainment, Inc. † S Ω	4,779,420	38,474,331

		38,474,331

Telecommunications (9.5%)

EchoStar Corp. Class A †	8,870,674	414,615,303

HC2 Holdings, Inc. † Ω	2,155,552	8,579,097

		423,194,400

Total common stocks (cost $3,378,249,691)		$3,775,952,988

CONVERTIBLE PREFERRED STOCKS (3.5%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	12,961	$9,967,009

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $31,800,000) (Virgin Islands) † ∆∆	31,800	11,257,200

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$104,097,986) (Private) † ∆∆ F	3,078,243	135,118,861

Total convertible preferred stocks (cost $148,858,986)		$156,343,070

	Principal
SENIOR LOANS (0.7%)* [c]	amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	$2,791,395	$3,081,003

LightSquared LP bank term loan FRN 13.50%, 12/7/20 ‡‡	38,358,562	26,659,200

Total senior loans (cost $39,100,765)		$29,740,203

	Principal
CORPORATE BONDS AND NOTES (0.6%)*	amount	Value

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20	$10,000,000	$6,550,000

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	11,801,000	7,198,610

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	5,500,000	4,867,500

Stone Energy Corp. company guaranty sr. unsec. unsub. notes
7.50%, 11/15/22 (In default) †	16,541,000	10,048,657

Total corporate bonds and notes (cost $38,177,504)		$28,664,767

Capital Spectrum Fund 21

PREFERRED STOCKS (0.6%)*			Shares	Value

Ligado Networks, LLC Ser. A-2, 16.63% sr. pfd. (acquired 12/7/15, cost
$27,599,994) (Private) † ∆∆ F			2,840,908	$27,600,031

Total preferred stocks (cost $27,599,994)				$27,600,031

			Principal
CONVERTIBLE BONDS AND NOTES (0.4%)*			amount	Value

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1.75%, 3/1/17 (In default) †			$16,366,000	$10,126,463

Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 4/1/20			10,900,000	9,142,375

Total convertible bonds and notes (cost $26,237,044)				$19,268,838

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Global Eagle Entertainment, Inc. F Ω	1/31/18	$11.50	859,187	$644,390

Total warrants (cost $1,168,800)				$644,390

		Principal amount/
SHORT-TERM INVESTMENTS (11.9%)*			shares	Value

Interest in $225,000,000 joint tri-party repurchase agreement dated 10/31/16 with RBC Capital Markets, LLC due 11/1/16 —
maturity value of $61,093,543 for an effective yield of 0.320%
(collateralized by various mortgage backed securities with
coupon rates ranging from 1.980% to 5.424% and due dates
ranging from 1/1/19 to 6/1/46, valued at $229,502,040)			$61,093,000	$61,093,000

Interest in $250,000,000 joint tri-party repurchase agreement dated 10/31/16 with HSBC Bank USA, National Association due
11/1/16 — maturity value of $82,085,684 for an effective yield of 0.300% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 6.500% and due dates
ranging from 7/1/22 to 6/1/45, valued at $255,001,422)			82,085,000	82,085,000

Putnam Cash Collateral Pool, LLC 0.74% [d]		Shares	42,822,375	42,822,375

Putnam Short Term Investment Fund 0.50% L		Shares	266,899,202	266,899,202

U.S. Treasury Bills 0.321%, 1/5/17 ‡			$25,000,000	24,988,025

U.S. Treasury Bills 0.148%, 12/1/16 ‡			25,000,000	24,996,400

U.S. Treasury Bills 0.266%, 11/3/16 ‡			25,000,000	24,999,850

Total short-term investments (cost $527,881,930)				$527,883,852

TOTAL INVESTMENTS

Total investments (cost $4,187,274,714)				$4,566,098,139

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $4,441,343,459.

22 Capital Spectrum Fund

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $206,043,025, or 4.6% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

‡ This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $62,104,859 to cover securities sold short and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Securities sold short at 10/31/16 (Unaudited)

COMMON STOCKS (1.4%)*	Shares	Value

Automotive (0.1%)

PACCAR, Inc.	101,300	$5,563,396

		5,563,396

Conglomerates (0.7%)

General Electric Co.	1,120,617	32,609,955

		32,609,955

Machinery (0.6%)

Caterpillar, Inc.	286,733	23,930,736

		23,930,736

Total securities sold short (proceeds receivable $65,075,730)		$62,104,087

Capital Spectrum Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$58,505,095	$—	$—

Capital goods	319,916,544	—	—

Communication services	1,506,334,506	—	—

Consumer cyclicals	252,541,496	—	—

Consumer staples	—	—	32,066,933

Energy	179,600,528	—	—

Financials	115,401,488	—	—

Health care	773,299,146	—	—

Miscellaneous	4,572,617	—	—

Technology	178,539,396	—	—

Transportation	355,072,007	—	—

Utilities and power	—	103,232	—

Total common stocks	3,743,782,823	103,232	32,066,933

Convertible bonds and notes	—	19,268,838	—

Convertible preferred stocks	—	9,967,009	146,376,061

Corporate bonds and notes	—	28,664,767	—

Preferred stocks	—	—	27,600,031

Senior loans	—	29,740,203	—

Warrants	—	644,390	—

Short-term investments	266,899,202	260,984,650	—

Totals by level	$4,010,682,025	$349,373,089	$206,043,025

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Securities sold short	$(62,104,087)	$—	$—

Totals by level	$(62,104,087)	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

24 Capital Spectrum Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	4/30/16	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Common stocks*:
Consumer
staples	$30,856,218	$—	$—	$1,210,715	$—	$—	$—	$—	$32,066,933

Utilities and
power	103,232	—	—	—	—	—	—	(103,232)	—

Total common
stocks	$30,959,450	—	—	1,210,715	—	—	—	(103,232)	$32,066,933

Convertible
preferred stocks	$146,296,561	—	—	79,500	—	—	—	—	$146,376,061

Preferred stocks	$27,600,031	—	—	—	—	—	—	—	$27,600,031

Totals	$204,856,042	$—	$—	$1,290,215	$—	$—	$—	$(103,232)	$206,043,025

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $1,290,215 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input [1]

		Market	Transaction price	$7,687.97	Increase
Private equity	$29,162,328	transaction
		price	Liquidity discount	10%	Decrease

		Market
Private equity	$135,118,861	transaction	Liquidity discount	10%	Decrease
		price

		Market
Private equity	$736	transaction	Liquidity discount	25%	Decrease
		price

			EV/sales multiple	0.7x-3.2x (1.88x)	Increase

		Comparable
Private equity	$2,903,869	multiples	Liquidity discount	25%	Decrease

			Uncertainty discount	50%	Decrease

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 25

Statement of assets and liabilities 10/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $41,101,727 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,984,398,099)	$3,524,322,120
Affiliated issuers (identified cost $1,202,876,615) (Notes 1 and 5)	1,041,776,019

Cash	649

Dividends, interest and other receivables	7,128,682

Receivable for shares of the fund sold	4,027,563

Receivable for investments sold	1,834,644

Receivable for variation margin (Note 1)	479

Prepaid assets	67,239

Total assets	4,579,157,395

LIABILITIES

Payable for investments purchased	4,722,325

Payable for shares of the fund repurchased	22,721,169

Payable for compensation of Manager (Note 2)	1,919,606

Payable for custodian fees (Note 2)	29,512

Payable for investor servicing fees (Note 2)	1,316,980

Payable for Trustee compensation and expenses (Note 2)	461,598

Payable for administrative services (Note 2)	9,192

Payable for distribution fees (Note 2)	1,283,300

Securities sold short, at value (proceeds receivable $65,075,730) (Note 1)	62,104,087

Collateral on securities loaned, at value (Note 1)	42,822,375

Other accrued expenses	423,792

Total liabilities	137,813,936

Net assets	$4,441,343,459

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,137,508,264

Accumulated net investment loss (Note 1)	(15,767,657)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(62,192,216)

Net unrealized appreciation of investments	381,795,068

Total — Representing net assets applicable to capital shares outstanding	$4,441,343,459

(Continued on next page)

26 Capital Spectrum Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,277,603,473 divided by 38,540,202 shares)	$33.15

Offering price per class A share (100/94.25 of $33.15)*	$35.17

Net asset value and offering price per class B share ($76,597,149 divided by 2,397,774 shares)**	$31.95

Net asset value and offering price per class C share
($1,054,700,111 divided by 33,089,774 shares)**	$31.87

Net asset value and redemption price per class M share ($8,626,062 divided by 266,518 shares)	$32.37

Offering price per class M share (100/96.50 of $32.37)*	$33.54

Net asset value, offering price and redemption price per class R share
($12,210,096 divided by 372,718 shares)	$32.76

Net asset value, offering price and redemption price per class Y share
($2,011,606,568 divided by 60,196,368 shares)	$33.42

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 27

Statement of operations Six months ended 10/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $330,511) (including dividend income of $1,594,426
from investments in affiliated issuers) (Note 5)	$14,997,660

Interest (including interest income of $778,238 from investments in affiliated issuers) (Note 5)	4,443,025

Payment-in-kind interest	2,345,172

Securities lending (net of expenses) (Notes 1 and 5)	199,939

Total investment income	21,985,796

EXPENSES

Compensation of Manager (Note 2)	13,797,506

Investor servicing fees (Note 2)	4,109,632

Custodian fees (Note 2)	23,948

Trustee compensation and expenses (Note 2)	164,957

Distribution fees (Note 2)	8,390,481

Administrative services (Note 2)	52,670

Dividend expense for short sales (Note 1)	1,288,181

Interest expense for short sales (Note 1)	174,217

Other	701,522

Total expenses	28,703,114

Expense reduction (Note 2)	(25,699)

Net expenses	28,677,415

Net investment loss	(6,691,619)

Net realized loss on investments (including net realized loss of $74,004,073 on sales of investments
in affiliated issuers) (Notes 1, 3, and 5)	(211,832,705)

Net realized gain on short sales (Note 1)	478,331

Net realized loss on futures contracts (Note 1)	(49,286)

Net realized loss on foreign currency transactions (Note 1)	(1)

Net unrealized appreciation of investments, futures contracts and short sales during the period	342,219,078

Net gain on investments	130,815,417

Net increase in net assets resulting from operations	$124,123,798

The accompanying notes are an integral part of these financial statements.

28 Capital Spectrum Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/16*	Year ended 4/30/16

Operations

Net investment loss	$(6,691,619)	$(45,424,313)

Net realized gain (loss) on investments
and foreign currency transactions	(211,403,661)	258,232,941

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	342,219,078	(1,250,509,852)

Net increase (decrease) in net assets resulting
from operations	124,123,798	(1,037,701,224)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(65,026)

Class Y	—	(12,284,498)

Net realized short-term gain on investments

Class A	—	(23,409,223)

Class B	—	(1,013,655)

Class C	—	(18,212,841)

Class M	—	(127,147)

Class R	—	(176,394)

Class Y	—	(40,948,427)

From net realized long-term gain on investments
Class A	—	(102,870,529)

Class B	—	(4,454,451)

Class C	—	(80,035,315)

Class M	—	(558,742)

Class R	—	(775,156)

Class Y	—	(179,945,588)

Decrease from capital share transactions (Note 4)	(1,740,797,369)	(2,961,188,333)

Total decrease in net assets	(1,616,673,571)	(4,463,766,549)

NET ASSETS

Beginning of period	6,058,017,030	10,521,783,579

End of period (including accumulated net investment loss
of $15,767,657 and $9,076,038, respectively)	$4,441,343,459	$6,058,017,030

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)	(%)

Class A

October 31, 2016**	$32.22	(.03)[e]	.96	.93	—	—	—	—	$33.15	2.89*	$1,277,603	.52*	(.09)*[e]	1*

April 30, 2016	38.02	(.18)	(3.68)	(3.86)	—[f]	(1.94)	(1.94)	—	32.22	(10.40)	1,775,054	1.35[g]	(.50)[g]	31

April 30, 2015	36.17	(.19)	3.54	3.35	—	(1.50)	(1.50)	—	38.02	9.17	2,966,035	1.25	(.51)	43

April 30, 2014	29.15	(.03)	7.75	7.72	(.07)	(.63)	(.70)	—[f]	36.17	26.57	2,899,539	1.27	(.09)	53

April 30, 2013	25.56	.20[h]	4.27	4.47	(.23)	(.65)	(.88)	—[f]	29.15	17.81	1,026,593	1.28	.75[h]	48[i]

April 30, 2012	24.53	.36[j]	1.52	1.88	(.31)	(.54)	(.85)	—[f]	25.56	8.16	409,394	1.32	1.53[j]	97

Class B

October 31, 2016**	$31.17	(.14)[e]	.92	.78	—	—	—	—	$31.95	2.50*	$76,597	.90*	(.47)*[e]	1*

April 30, 2016	37.12	(.43)	(3.58)	(4.01)	—	(1.94)	(1.94)	—	31.17	(11.07)	86,196	2.10[g]	(1.27)[g]	31

April 30, 2015	35.60	(.47)	3.49	3.02	—	(1.50)	(1.50)	—	37.12	8.38	107,384	2.00	(1.26)	43

April 30, 2014	28.85	(.29)	7.67	7.38	—	(.63)	(.63)	—[f]	35.60	25.64	79,307	2.02	(.86)	53

April 30, 2013	25.38	(.01)[h]	4.23	4.22	(.10)	(.65)	(.75)	—[f]	28.85	16.90	33,020	2.03	(.03)[h]	48[i]

April 30, 2012	24.45	.18[j]	1.52	1.70	(.23)	(.54)	(.77)	—[f]	25.38	7.37	11,264	2.07	.76[j]	97

Class C

October 31, 2016**	$31.10	(.15)[e]	.92	.77	—	—	—	—	$31.87	2.48*	$1,054,700	.90*	(.47)*[e]	1*

April 30, 2016	37.04	(.42)	(3.58)	(4.00)	—	(1.94)	(1.94)	—	31.10	(11.07)	1,383,733	2.10[g]	(1.26)[g]	31

April 30, 2015	35.53	(.47)	3.48	3.01	—	(1.50)	(1.50)	—	37.04	8.37	2,024,513	2.00	(1.26)	43

April 30, 2014	28.80	(.28)	7.64	7.36	—	(.63)	(.63)	—[f]	35.53	25.62	1,377,735	2.02	(.83)	53

April 30, 2013	25.33	—[f,h]	4.22	4.22	(.10)	(.65)	(.75)	—[f]	28.80	16.96	436,913	2.03	(.01)[h]	48[i]

April 30, 2012	24.39	.17[j]	1.52	1.69	(.21)	(.54)	(.75)	—[f]	25.33	7.37	144,935	2.07	.72[j]	97

Class M

October 31, 2016**	$31.54	(.11)[e]	.94	.83	—	—	—	—	$32.37	2.63*	$8,626	.78*	(.34)*[e]	1*

April 30, 2016	37.44	(.35)	(3.61)	(3.96)	—	(1.94)	(1.94)	—	31.54	(10.84)	10,378	1.85[g]	(1.01)[g]	31

April 30, 2015	35.81	(.38)	3.51	3.13	—	(1.50)	(1.50)	—	37.44	8.64	15,446	1.75	(1.00)	43

April 30, 2014	28.95	(.20)	7.69	7.49	—	(.63)	(.63)	—[f]	35.81	25.94	11,086	1.77	(.61)	53

April 30, 2013	25.43	.06[h]	4.24	4.30	(.13)	(.65)	(.78)	—[f]	28.95	17.20	5,363	1.78	.23[h]	48[i]

April 30, 2012	24.45	.22[j]	1.54	1.76	(.24)	(.54)	(.78)	—[f]	25.43	7.62	2,334	1.82	.94[j]	97

Class R

October 31, 2016**	$31.88	(.07)[e]	.95	.88	—	—	—	—	$32.76	2.76*	$12,210	.65*	(.22)*[e]	1*

April 30, 2016	37.73	(.26)	(3.65)	(3.91)	—	(1.94)	(1.94)	—	31.88	(10.62)	13,765	1.60[g]	(.76)[g]	31

April 30, 2015	36.00	(.29)	3.52	3.23	—	(1.50)	(1.50)	—	37.73	8.88	18,448	1.50	(.76)	43

April 30, 2014	29.04	(.12)	7.74	7.62	(.03)	(.63)	(.66)	—[f]	36.00	26.30	11,269	1.52	(.35)	53

April 30, 2013	25.51	.13[h]	4.25	4.38	(.20)	(.65)	(.85)	—[f]	29.04	17.51	3,746	1.53	.47[h]	48[i]

April 30, 2012	24.51	.29[j]	1.53	1.82	(.28)	(.54)	(.82)	—[f]	25.51	7.90	609	1.57	1.23[j]	97

Class Y

October 31, 2016**	$32.44	.01[e]	.97	.98	—	—	—	—	$33.42	3.02*	$2,011,607	.40*	.03*[e]	1*

April 30, 2016	38.28	(.09)	(3.70)	(3.79)	(.11)	(1.94)	(2.05)	—	32.44	(10.16)	2,788,891	1.10[g]	(.24)[g]	31

April 30, 2015	36.32	(.10)	3.56	3.46	—	(1.50)	(1.50)	—	38.28	9.44	5,389,958	1.00	(.26)	43

April 30, 2014	29.24	.05	7.78	7.83	(.12)	(.63)	(.75)	—[f]	36.32	26.88	3,278,088	1.02	.16	53

April 30, 2013	25.61	.27[h]	4.28	4.55	(.27)	(.65)	(.92)	—[f]	29.24	18.13	1,127,003	1.03	.99[h]	48[i]

April 30, 2012	24.55	.41[j]	1.53	1.94	(.34)	(.54)	(.88)	—[f]	25.61	8.42	448,252	1.07	1.71[j]	97

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Capital Spectrum Fund	Capital Spectrum Fund 31

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of average net assets

October 31, 2016	0.03%

April 30, 2016	0.09

April 30, 2015	0.01

April 30, 2014	< 0.01

April 30, 2013	0.01

April 30, 2012	0.02

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets

Class A	$0.03	0.09%

Class B	0.03	0.10

Class C	0.03	0.09

Class M	0.03	0.10

Class R	0.03	0.10

Class Y	0.03	0.09

f Amount represents less than $0.01 per share.

32 Capital Spectrum Fund

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets

Class A	$0.11	0.42%

Class B	0.11	0.40

Class C	0.11	0.42

Class M	0.11	0.40

Class R	0.12	0.44

Class Y	0.11	0.41

i Portfolio turnover excludes TBA purchase and sale commitments.

j Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets

Class A	$0.18	0.76%

Class B	0.17	0.73

Class C	0.17	0.72

Class M	0.17	0.73

Class R	0.17	0.71

Class Y	0.17	0.73

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 33

Notes to financial statements 10/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through October 31, 2016.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. The fund invests in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that Putnam Management believes have favorable investment potential. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. Furthermore, the fund has the flexibility to focus its investments in particular types of securities. From time to time the fund may, without limit, emphasize investments in a particular type of security (i.e., in a particular part of the capital structure) at various points during a credit cycle. This may mean that the fund may invest only modestly, or not at all, in fixed-income or equity securities at any given time. Putnam Management expects the fund to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities) and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities and may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

34 Capital Spectrum Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

Capital Spectrum Fund 35

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to hedge interest rate risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

36 Capital Spectrum Fund

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, the value of the securities sold short amounted to $62,104,087 and the fund posted collateral of $63,929,371. Collateral may include amounts related to unsettled trades.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $42,822,375 and the value of securities loaned amounted to $41,101,727.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Capital Spectrum Fund 37

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $9,076,038 to its fiscal year ending April 30, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and April 30, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and April 30, 2016).

The aggregate identified cost on a tax basis is $4,193,838,378, resulting in gross unrealized appreciation and depreciation of $883,266,801 and $511,007,040, respectively, or net unrealized appreciation of $372,259,761.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s

38 Capital Spectrum Fund

fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.366% of the fund’s average net assets before a decrease of $4,910,161 (0.096% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,181,293	Class R	10,523

Class B	65,030	Class Y	1,873,681

Class C	971,505	Total	$4,109,632

Class M	7,600

Capital Spectrum Fund 39

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $216 under the expense offset arrangements and by $25,483 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,546, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,844,618	Class M	35,636

Class B	406,574	Class R	32,866

Class C	6,070,787	Total	$8,390,481

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $59,187 and $288 from the sale of class A and class M shares, respectively, and received $24,921 and $11,346 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$32,438,969	$1,441,968,331

U.S. government securities (Long-term)	—	—

Securities sold short	33,194,565	—

Total	$65,633,534	$1,441,968,331

40 Capital Spectrum Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,516,155	$48,864,485	12,119,734	$428,219,700

Shares issued in connection with
reinvestment of distributions	—	—	3,380,797	114,676,688

	1,516,155	48,864,485	15,500,531	542,896,388

Shares repurchased	(18,069,644)	(582,890,783)	(38,416,276)	(1,320,372,779)

Net decrease	(16,553,489)	$(534,026,298)	(22,915,745)	$(777,476,391)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	42,307	$1,314,110	337,242	$11,687,903

Shares issued in connection with
reinvestment of distributions	—	—	146,771	4,830,231

	42,307	1,314,110	484,013	16,518,134

Shares repurchased	(410,260)	(12,822,196)	(611,253)	(20,281,553)

Net decrease	(367,953)	$(11,508,086)	(127,240)	$(3,763,419)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	569,658	$17,701,554	5,987,400	$206,373,387

Shares issued in connection with
reinvestment of distributions	—	—	2,431,338	79,845,150

	569,658	17,701,554	8,418,738	286,218,537

Shares repurchased	(11,979,221)	(373,242,622)	(18,580,037)	(608,324,132)

Net decrease	(11,409,563)	$(355,541,068)	(10,161,299)	$(322,105,595)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	6,083	$192,364	38,386	$1,313,782

Shares issued in connection with
reinvestment of distributions	—	—	19,923	662,834

	6,083	192,364	58,309	1,976,616

Shares repurchased	(68,657)	(2,167,549)	(141,756)	(4,764,841)

Net decrease	(62,574)	$(1,975,185)	(83,447)	$(2,788,225)

Capital Spectrum Fund 41

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	36,068	$1,145,860	199,734	$7,083,265

Shares issued in connection with
reinvestment of distributions	—	—	24,340	817,834

	36,068	1,145,860	224,074	7,901,099

Shares repurchased	(95,121)	(3,047,954)	(281,198)	(9,475,961)

Net decrease	(59,053)	$(1,902,094)	(57,124)	$(1,574,862)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	5,693,093	$185,562,025	25,054,362	$882,952,338

Shares issued in connection with
reinvestment of distributions	—	—	5,815,940	198,439,864

	5,693,093	185,562,025	30,870,302	1,081,392,202

Shares repurchased	(31,472,576)	(1,021,406,663)	(85,686,977)	(2,934,872,043)

Net decrease	(25,779,483)	$(835,844,638)	(54,816,675)	$(1,853,479,841)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliates	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC **	$66,141,950	$244,970,867	$268,290,442	$190,807	$42,822,375

Putnam Money Market
Liquidity Fund *	163,389,504	30,000,000	193,389,504	104,341	—

Putnam Short Term
Investment Fund ****	246,209,310	223,567,538	202,877,646	673,897	266,899,202

Altisource Portfolio
Solutions SA †	30,079,077	—	546,482	—	—

Altisource Residential Corp.	63,754,954	—	1,809,852	1,594,426	53,519,573

Global Eagle
Entertainment, Inc. #	42,705,491	—	3,992,918	—	38,474,331

Global Entertainment,
Inc. Warrants	2,534,602	—	—	—	644,390

HC2 Holdings, Inc.	8,401,491	—	87,791	—	8,579,097

Jazz Pharmaceuticals PLC	930,570,089	—	112,404,481	—	593,183,337

Ocwen Financial Corp.	22,301,228	—	1,668,757	—	37,653,714

Totals	$1,576,087,696	$498,538,405	$785,067,873	$2,563,471	$1,041,776,019

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

** No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

# In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver

42 Capital Spectrum Fund

Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	4

Warrants (number of warrants)	859,187

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$644,390	Payables	$—

Total		$644,390		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Interest rate contracts	$(49,286)	$(49,286)

Total	$(49,286)	$(49,286)

Capital Spectrum Fund 43

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total

Equity contracts	$(1,890,212)	$—	$(1,890,212)
Interest rate contracts	—	(36,675)	$(36,675)

Total	$(1,890,212)	$(36,675)	$(1,926,887)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	ASSETS			LIABILITIES
						Total
						Financial	Total
		Repurchase				and	collateral
	Futures	agree-	Total	Futures	Total	Derivative	received	Net
	contracts§	ments**	Assets	contracts§	Liabilities	Net Assets	(pledged)†##	amount

HSBC Bank USA,
National Association	$—	$82,085,000	$82,085,000	$—	$—	$82,085,000	$82,085,000	$—

Merrill Lynch, Pierce,
Fenner & Smith, Inc.	$479	—	$479	$—	$—	$479	$—	$479

RBC Capital
Markets, LLC	$—	61,093,000	$61,093,000	$—	$—	$61,093,000	$61,093,000	$—

Total	$479	$143,178,000	$143,178,479	$—	$—	$143,178,479

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

44 Capital Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA105 303431 12/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016